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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO §906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of the Annual Report on Form 10-K of CVR Energy, Inc., a Delaware corporation (the "Company"), for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: February 29, 2012	By:	/s/ JOHN J. LIPINSKI John J. Lipinski Chief Executive Officer
	By:	/s/ FRANK PICI Frank Pici Chief Financial Officer

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002